INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust
Corporate Bond Portfolio

Summary Prospectus
January 31, 2013, as amended October 1, 2013

Class:	I	Ticker Symbol:	MPFDX
	A		MIGAX
	L		MGILX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated January 31, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Objective

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund Trust (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the "General Shareholder Information—Exchange Privilege" section on page 49 of the Prospectus) held in Related Accounts (as defined in the "Purchasing Class A Shares" section on page 43 of the Prospectus), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial adviser and in the "Purchasing Class A Shares" section on page 43 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†		Class L
Advisory Fee	0.375%	0.375%		0.375%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%		0.50%
Other Expenses	0.62%	0.62%		0.62%
Total Annual Portfolio Operating Expenses*	1.00%	1.25	%‡	1.50%
Fee Waiver and/or Expense Reimbursement*	0.30%	0.20	%‡	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.70%	1.05	%‡	1.50%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$224	$390	$871
Class A†	$528	$748	$980	$1,653
Class L	$153	$474	$818	$1,791

†  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A and 1.52% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

‡  The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., is currently waiving the 12b-1 fee on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in corporate bonds. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds and will ordinarily seek to maintain an average weighted maturity between five and ten years. The Portfolio invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB- or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")) or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

The Portfolio may also invest in restricted and illiquid securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Derivative instruments used by the Portfolio will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.

•  Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's returns include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/12	4.29%
Low Quarter	9/30/08	–4.37%

Average Annual Total Returns For Periods Ended
December 31, 2012

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/31/90)
Return before Taxes	11.35%	4.04%	4.29%	6.77%
Return after Taxes on Distributions	9.97%	2.52%	2.65%	4.43%
Return after Taxes on Distributions and Sale of Fund Shares	7.34%	2.52%	2.67%	4.40%
Class A† (commenced operations on 5/20/02)
Return before Taxes	6.40%	3.00%	3.69%	4.02%
Class L (commenced operations on 6/16/08)
Return before Taxes	10.67%	N/A	N/A	5.59%

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Barclays Capital U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)[1]	9.82%	7.87%	6.33%	7.71%[3]
Lipper Corporate Debt Funds BBB-Rated Index (reflects no deduction for taxes)[2]	10.21%	7.22%	6.38%	7.23%[3]

†  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares. The historical performance of Class A shares has been restated to reflect the current maximum initial sales charge of 4.25%.

1  The Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It is not possible to invest directly in an index.

2  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in this index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Joseph Mehlman	Executive Director	December 2011
Christian G. Roth	Managing Director	December 2011

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class A Shares" sections beginning on pages 41, 42 and 43, respectively, of the Prospectus.

Class I and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class I and Class L Shares" and "Redeeming Shares" sections beginning on pages 41 and 46, respectively, of the Prospectus.

Class A shares of the Portfolio may be purchased or sold by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class A Shares" and "Redeeming Shares" sections beginning on pages 43 and 46, respectively, of the Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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IFTCORPBNDSUM 10/13